SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 24, 2007

Commission File Number:  0-10634

Nevada Chemicals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Utah	87-0351702
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

9149 So. Monroe Plaza Way, Suite B
Sandy, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:
(801) 984-0228

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Nevada Chemicals, Inc. Announces Settlement of Lawsuit

Item 8.01 Other Events

On July 24, 2007, Nevada Chemicals, Inc., (“The Company”) issued a press release announcing that Winnemucca Chemicals (a wholly owned subsidiary of the Company) settled it’s lawsuit with Degussa AG, which indirectly holds a 50% interest in the Cyanco joint venture.  The settlement allows Degussa CyPlus to maintain its 50% ownership in Cyanco, grants Winnemucca Chemicals a first right of refusal on any sale of or transfer by CyPlus, and requires that CyPlus pay Winnemucca Chemicals $581,000, which includes legal costs incurred by Winnemucca Chemicals.  The press release is attached hereto as exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

99.1 Press Release dated July 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2007	NEVADA CHEMICALS, INC.

	By	/s/ Kevin L Davis
Kevin L. Davis
(Chief Financial Officer Principal Financial and Accounting Officer)